UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2007

                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                        0-4339                    63-0250005
 (State or other jurisdiction of (Commission File Number)  (IRS Employer ID No.)
        incorporation)



          One Golden Flake Drive, Birmingham, Alabama            35205
          (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (205) 458-7316

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events
                  ------------

     On July 31, 2007, the Company issued a press release, a copy of which is included with this Report as Exhibit 99.1.


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(c) Exhibits.


              Exhibit No.                          Description
            --------------         --------------------------------------

                 99.1                Press Release dated July 31, 2007

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2007

                                     GOLDEN ENTERPRISES, INC.

                                      By:  /s/ Patty Townsend
                                           -----------------------
                                           Patty Townsend
                                           Vice President, CFO & Secretary

                                  Exhibit Index


Exhibit No.                                      Description
--------------                       -----------------------------------

99.1                                 Press Release dated July 31, 2007